EXHIBIT 99.1

Loan Agreement

          THIS LOAN AGREEMENT (this "Agreement") is made and entered into this 14th day of July, 2006 (the "Effective Date"), by and among Crown Resources Corporation, a corporation incorporated and existing under the laws of the State of Washington ("Crown"), and Kinross Gold USA Inc., a corporation existing under the laws of the Nevada ("Kinross").

Recitals

A.          Crown is the sole owner of property and mining operations known as the Buckhorn Mountain Project (the "Project"). Crown owned the Project jointly with Battle Mountain Gold Corporation ("Battle Mountain") until July 23, 2001, at which time Crown and Battle Mountain entered into a termination agreement (the "Termination Agreement") whereby Crown granted a royalty interest in the Project to Battle Mountain (the "Royalty Obligation"). Battle Mountain's successor in interest is Newmont Gold Corporation ("Newmont").

B.          The Royalty Obligation is secured by a royalty deed as more fully described in the Termination Agreement (the "Royalty Deed"). The Termination Agreement provides that the Royalty Obligation may be purchased in its entirety for $2 million at any time before July 23, 2006 (the "Buy-Out"). The parties to this Agreement desire to facilitate the Buy-Out and the reconveyance of the Royalty Deed.

C.          Pursuant to that certain Fifth Amendment to Acquisition Agreement and Agreement and Plan of Merger, Kinross has agreed to loan two million dollars ($2,000,000.00) (the "Loan Amount") to Crown in order to permit it exercise the Buy-Out of the Royalty Obligation.

D.          Kinross is willing to loan the Loan Amount to Crown pursuant to the terms and conditions set forth below.

E.          Crown is willing to borrow the Loan Amount pursuant to the terms and conditions set forth in this Agreement and is willing to execute that certain Promissory Note (the "Note") whereby it obligates itself to the repayment of the Loan Amount.

Agreement

NOW, THEREFORE, in consideration of the agreements set forth herein and other valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.          Loan Terms: Kinross agrees to loan $2,000,000 in principal to Crown (the "Loan") under the terms of a Note in substantially the form of Exhibit A attached hereto ("Note"), which Note (a) shall be executed by Crown on the Effective Date, and (b) shall require Crown to pay all outstanding principal and accrued interest to Kinross on the dates stated in the Note.

2.          Use of Proceeds: Crown agrees to use the proceeds of the Loan solely for the purpose of exercising the Buy-Out of the Royalty Obligation. Crown will undertake and execute any documents it is legally necessary to terminate the Royalty Obligation and to obtain a reconveyance of the Royalty Deed securing the Royalty Obligation.

3.          Crown's Representations and Warranties: Crown represents and warrants to Kinross that the following are true as of this date, and shall remain true so long as any amount is still outstanding under this Agreement, the Note, or any other document executed pursuant to this Agreement (the "Loan Documents"):

a.     Satisfaction of Royalty; Reconveyance of Royalty Deed. The proceeds of this loan will be used to, and will, satisfy entirely Crown's Royalty Obligation under the Termination Agreement and any related documents. Crown will comply with any requirements legally necessary to exercise the Buy-Out and obtain a reconveyance of the Royalty Deed.

b.     No Default. Crown's execution and performance of the Loan Documents will not violate any agreement or instrument by which Crown or its assets are bound, and will not result in a default under any such agreement or in the imposition of any lien or encumbrance upon any of Crown's assets. Crown is not currently in default under any judgment, order, writ, injunction, decree, lease, contract, agreement, commitment, instrument, or obligation under which it is bound.

c.     Accuracy. All information previously or hereafter furnished to Kinross in connection with this Agreement is accurate and complete and does not omit any fact necessary to make the statements not misleading.

d.     Advice of Change or Default. Crown shall promptly advise Kinross of any material adverse change in its condition, or of any Event of Default (as defined below).

4.          Events of Default. If any of the following events occurs without Kinross' prior written consent, it shall constitute an "Event of Default":

a.     Performance. If Crown fails to make any required payment of principal or interest when due, or to punctually comply with any of its obligations under the Loan Documents.

b.     epresentations and Warranties. If any representation or warranty made by Crown in connection with the Loan or any of the Loan Documents was incorrect when made.

c.     Insolvency. If, voluntarily or involuntarily: (i) Crown assigns or establishes a trust for the benefit of creditors, (ii) Crown or any other person petitions or applies for appointment of a liquidator, receiver or the like, for Crown's assets, (iii) Crown commences or acquiesces to the commencement of any proceeding under bankruptcy, insolvency or similar law, or (iv) Crown admits in writing its inability to pay its debts as they mature.

5.          Kinross' Remedies in Event of Default. If any Event of Default occurs, Kinross may exercise any or all of the remedies available to it under the Note, this Agreement, or by law. Kinross' remedies after the occurrence of an Event of Default include, but are not limited to, the following:

a.     Acceleration. Kinross may declare all unpaid principal and accrued interest due under the Note to be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which Crown expressly waives.

b.     Legal Action. Kinross may protect and enforce its rights by any available judicial proceedings, including actions for specific performance or other equitable remedy.

6.          No Waiver. Kinross' failure to take any of the actions available to it after the occurrence of an Event of Default shall not affect Kinross' right to later pursue any or all of its remedies against Crown with regard to that Event of Default. Kinross' waiver of its rights in regard to one Event of Default shall not affect its rights or remedies upon the occurrence of any later or other Event of Default.

7.          Other Documents. Crown shall execute any other documents, and take such further action, as Kinross shall reasonably request from time to time, to give effect to this Agreement.

8.          Entire Agreement. This Agreement, the Note, and the exhibits attached hereto contain the parties' entire agreement with respect to the Loan.

9.          Other Parties. Nothing in this Agreement shall be construed as giving any person, firm, corporation or other entity other than the parties hereto any right, remedy or claim under or in relation to the Note or this Agreement.

10.          Survival. All representations, warranties, and agreements contained in this Agreement shall survive until all amounts due under the Note or this Agreement are paid in full.

11.          Validity. If a court of competent jurisdiction determines that any portion of this Agreement is invalid or unenforceable, that determination shall not affect the validity or enforceability of the remaining provisions of this Agreement.

12.          Attorney Fees and Costs. Crown agrees to pay all of Kinross' reasonable costs incurred in collecting the sums due under the Note and this Agreement, including attorney fees and costs. All such costs and attorney fees shall bear interest from the date incurred until paid at the interest rate stated in the Note.

13.          Successors. This Agreement is binding upon and shall inure to the benefit of parties hereto and their respective transferees, successors, assigns, heirs, and legal representatives.

14.          Assignments. Kinross may assign all or part of the Note or this Agreement to any person without notifying Crown and without affecting Crown's liability under the Note or this Agreement, as the case may be. Crown shall not assign the Note or this Agreement, as the case may be, to any person without Kinross' prior written consent.

15.          No Oral Agreements. No oral agreement to waive or modify any term of the Note or this Agreement will be effective. Any such waiver or modification must be in writing signed by the parties.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement on or as of the date first set forth above.

KINROSS GOLD USA INC.

By:_/s/ Shelly Riley
Name: Shelly Riley
Title: Corporate Secretary

By: /s/ Chris Hill
Name: Chris Hill
Title: Treasurer

CROWN RESOURCES CORPORATION

By: /s/ Christopher E. Herald
Name: Christopher E. Herald
Title: President and CEO

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Exhibit A

(Attached to and forming a part of Loan Agreement)

Promissory Note

[See document attached hereto]

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